EXHIBIT 25-b

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
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                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

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               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                    A TRUSTEE PURSUANT TO SECTION 305(b)(2)
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             J. P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION (Exact
                  name of trustee as specified in its charter)

                                                                      95-4655078
(State of incorporation                                         (I.R.S. employer
if not a national bank)                                      identification No.)

1999 Avenue of the Stars - Floor 26
Los Angeles, CA                                                            90067
(Address of principal executive offices)                              (Zip Code)

                                Thomas F. Godfrey
                  Vice President and Assistant General Counsel
                J. P. Morgan Trust Company, National Association
                       1 Chase Manhattan Plaza, 25th Floor
                            New York, New York 10081
                               Tel: (212) 552-2192
            (Name, address and telephone number of agent for service)

                  --------------------------------------------
                                 Morgan Stanley
               (Exact name of obligor as specified in its charter)

Delaware                                                              36-3145972
(State or other jurisdiction of                                 (I.R.S. employer
incorporation or organization)                               identification No.)


1585 Broadway
New York, New York                                                         10036
(Address of principal executive offices)                              (Zip Code)

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                                      Debt Securities
                            (Title of the indenture securities)

                                       2


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Item 1.   General Information.

          Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

          Comptroller of the Currency, Washington, D.C. Board of Governors of the Federal Reserve System, Washington, D.C.

     (b)  Whether it is authorized to exercise corporate trust powers.

          Yes.

Item 2.   Affiliations with Obligor.

     If the Obligor is an affiliate of the trustee, describe each such affiliation.

     None.


No responses are included for Items 3-15 of this Form T-1 because the Obligor is not in default as provided under Item 13.

Item 16.      List of Exhibits.

      List below all exhibits filed as part of this statement of eligibility.

      Exhibit 1.  Articles of Association of the Trustee as Now in Effect
                  (see Exhibit 1 to Form T-1 filed in connection with Form 8K of the Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

      Exhibit 2.  Certificate of Authority of the Trustee to Commence
                  Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-41329, which is incorporated by reference).

      Exhibit 3. Authorization of the Trustee to Exercise Corporate Trust Powers (contained in Exhibit 2).

      Exhibit 4. Existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Form 8K of the Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

      Exhibit 5.  Not Applicable

      Exhibit 6. The consent of the Trustee required by Section 321 (b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 333-41329, which is incorporated by reference).

      Exhibit 7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

      Exhibit 8.  Not Applicable

      Exhibit 9.  Not Applicable

                                        3


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                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, J. P. Morgan Trust Company, National Association, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of San Francisco, and State of California, on the 25th day of January 2006.


                            J. P. Morgan Trust Company, National Association


                                By: /s/ Carol Ng
                                   ----------------------------------------
                                     Carol Ng
                                     Vice President

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                             Exhibit 7 to Form T-1

                                Bank Call Notice

                             RESERVE DISTRICT NO. 2
                       CONSOLIDATED REPORT OF CONDITION OF

                            JPMorgan Chase Bank, N.A.
                  of 1111 Polaris Parkway, Columbus, Ohio 43240
                     and Foreign and Domestic Subsidiaries,
                     a member of the Federal Reserve System,

                  at the close of business September 30, 2005,
              in accordance with a call made by the Federal Reserve
               Bank of this District pursuant to the provisions of
                            the Federal Reserve Act.


                                                                  Dollar Amounts
                ASSETS                                              in Millions


Cash and balances due from depository institutions:
     Noninterest-bearing balances and
     currency and coin ............................................  $    28,433
     Interest-bearing balances ....................................       17,638
Securities:
Held to maturity securities .......................................           84
Available for sale securities .....................................       55,133
Federal funds sold and securities purchased under
     agreements to resell .........................................
     Federal funds sold in domestic offices .......................       24,468
     Securities purchased under agreements to resell ..............      167,210
Loans and lease financing receivables:
     Loans and leases held for sale ...............................       30,960
     Loans and leases, net of unearned income .....................     $360,848
     Less: Allowance for loan and lease losses ....................        4,895
     Loans and leases, net of unearned income and
     allowance ....................................................      355,953
Trading Assets ....................................................      229,642
Premises and fixed assets (including capitalized leases)...........        8,279
Other real estate owned ...........................................          141
Investments in unconsolidated subsidiaries and
     associated companies .........................................          794
Customers' liability to this bank on acceptances
     outstanding ..................................................          738
Intangible assets
        Goodwill ..................................................       23,365
        Other Intangible assets....................................       10,275
Other assets ......................................................       55,313
TOTAL ASSETS ......................................................  $ 1,008,426
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                                   LIABILITIES
Deposits
     In domestic offices .............................................. $389,235
     Noninterest-bearing............................................... $138,883
     Interest-bearing .................................................  250,352
     In foreign offices, Edge and Agreement
     subsidiaries and IBF's............................................  140,161
        Noninterest-bearing............................................   $6,800
     Interest-bearing..................................................  133,361

Federal funds purchased and securities sold under agree-
ments to repurchase:
     Federal funds purchased in domestic offices                           8,435
     Securities sold under agreements to repurchase                      109,608
Trading liabilities ...................................................  131,588
Other borrowed money (includes mortgage indebtedness
     and obligations under capitalized leases).........................   82,712
Bank's liability on acceptances executed and outstanding...............      738
Subordinated notes and debentures .....................................   17,662
Other liabilities .....................................................   40,948
TOTAL LIABILITIES .....................................................  921,087
Minority Interest in consolidated subsidiaries ........................    2,249

                                 EQUITY CAPITAL

Perpetual preferred stock and related surplus..........................        0
Common stock ..........................................................    1,785
Surplus  (exclude all surplus related to preferred stock)..............   59,467
Retained earnings......................................................   24,523
Accumulated other comprehensive income.................................    (685)
Other equity capital components........................................        0
TOTAL EQUITY CAPITAL ..................................................   85,090
                                                                          ------
TOTAL LIABILITIES, MINORITY INTEREST, AND EQUITY CAPITAL              $1,008,426
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I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                                    JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the in- structions issued by the appropriate Federal regulatory authority and is true and correct.



                                    WILLIAM B. HARRISON, JR. )
                                    JAMES DIMON              )DIRECTORS
                                    MICHAEL J. CAVANAGH      )